NEWS RELEASE

For Immediate Release	Contact:	Deanna Hart	Angela English
July 25, 2025		Investor Relations	Corporate Communications
		919-716-2137	803-931-1854

FIRST CITIZENS BANCSHARES REPORTS SECOND QUARTER 2025 EARNINGS, ANNOUNCES ADDITIONAL SHARE REPURCHASE PLAN

RALEIGH, N.C. -- First Citizens BancShares, Inc. (“BancShares”) (Nasdaq: FCNCA) reported earnings for the second quarter of 2025.

Chairman and CEO Frank B. Holding, Jr. said: “Our team delivered solid financial results in the second quarter through revenue growth and positive credit performance across our diverse portfolio. Capital and liquidity positions remained strong, enabling us to return an additional $613 million of capital to our stockholders through share repurchases during the quarter. Also, we are pleased to announce that our Board of Directors approved an additional share repurchase plan for the repurchase of up to $4.0 billion of our Class A common shares which will commence upon completion of the $3.5 billion share repurchase plan announced in July 2024. This reflects our commitments to long-term value creation and delivering returns to our stockholders. Lastly, I am pleased that we have strengthened our leadership and governance with the appointment of Diane Morais to our Board of Directors.”

FINANCIAL HIGHLIGHTS
Measures referenced below “as adjusted” or “excluding PAA” (or purchase accounting accretion) are non-GAAP financial measures. Refer to the Financial Supplement available at ir.firstcitizens.com or www.sec.gov for a reconciliation of each non-GAAP measure to the most directly comparable GAAP measure.

Net income for the second quarter of 2025 (“current quarter”) was $575 million compared to $483 million for the first quarter of 2025 (“linked quarter”). Net income available to common stockholders for the current quarter was $561 million, or $42.36 per common share, a $93 million increase from $468 million, or $34.47 per common share, in the linked quarter.

Adjusted net income for the current quarter was $607 million compared to $528 million for the linked quarter. Consistent with the prior quarter, acquisition-related expenses were the most significant difference between reported and adjusted net income. Adjusted net income available to common stockholders was $593 million, or $44.78 per common share, an $80 million increase from $513 million, or $37.79 per common share, in the linked quarter.

NET INTEREST INCOME AND MARGIN
•Net interest income totaled $1.70 billion for the current quarter, an increase of $32 million from the linked quarter. Net interest income related to PAA was $66 million compared to $75 million in the linked quarter, a decrease of $9 million. Net interest income, excluding PAA, was $1.63 billion compared to $1.59 billion in the linked quarter, an increase of $41 million, primarily due to the following:
◦Interest income on loans increased $34 million. Interest income on loans, excluding loan PAA, increased $43 million, mainly due to the impacts of a higher average balance and a higher day count.
◦Interest income on interest-earning deposits at banks increased $11 million, primarily due to a higher average balance and a higher day count.

◦Interest income on investment securities increased $5 million due to a higher average balance and a higher day count.
◦Interest expense on borrowings increased $17 million due to a higher average balance and rate paid as the issuances during the linked quarter of senior unsecured notes and subordinated notes were outstanding for the entire current quarter.
◦Interest expense on interest-bearing deposits increased $1 million as the impacts of a higher average balance and a higher day count were partially offset by a lower rate paid.
•Net interest margin (“NIM”) was 3.26% in both the current and linked quarters as the favorable impact of a lower rate paid on interest-bearing deposits was offset by the unfavorable impacts of a higher average balance of interest-bearing deposits and borrowings, a higher rate paid on borrowings, and lower PAA. NIM, excluding PAA, was 3.14% compared to 3.12% in the linked quarter.
◦The yield on average interest-earning assets was 5.67%, a decrease of 1 basis point from the linked quarter, mainly due to lower loan PAA.
◦The rate paid on average interest-bearing liabilities was 3.19%, a decrease of 3 basis points from the linked quarter, primarily due to a lower rate paid on interest-bearing deposits, partially offset by the impacts of a higher average balance of interest-bearing deposits, and a higher average balance and rate paid on borrowings.

NONINTEREST INCOME AND EXPENSE
•Noninterest income was $678 million compared to $635 million in the linked quarter, an increase of $43 million. Adjusted noninterest income was $513 million compared to $479 million in the linked quarter, an increase of $34 million. The increases in noninterest income and adjusted noninterest income were primarily the result of an increase in other noninterest income of $28 million, mainly attributable to the positive impacts from fair value changes in customer derivative positions and other non-marketable investments, as well as the linked quarter write-down of a held for sale asset.
•Noninterest expense was $1.50 billion compared to $1.49 billion in the linked quarter, an increase of $7 million. Adjusted noninterest expense was $1.28 billion, an increase of $2 million compared to the linked quarter.

BALANCE SHEET SUMMARY
•Loans and leases totaled $141.27 billion at June 30, 2025, a decrease of $89 million (0.3% annualized) compared to $141.36 billion at March 31, 2025. Loan growth in the General Bank and Commercial Bank segments was more than offset by a decline in loans in the SVB Commercial segment.
◦SVB Commercial segment loans declined $289 million (3.1% annualized), mostly related to Tech and Healthcare Banking, partially offset by growth in Global Fund Banking.
◦General Bank segment growth of $140 million (0.9% annualized) was largely related to an increase in Wealth, partially offset by a decline in business and commercial loans in the Branch Network.
◦Commercial Bank segment growth of $60 million (0.6% annualized) was mainly related to loans in our Real Estate Finance and Equipment Finance portfolios.
•Total investment securities were $43.35 billion at June 30, 2025, a decrease of $973 million since March 31, 2025 as maturities and paydowns more than offset purchases of approximately $1.06 billion short duration available for sale U.S. agency mortgage-backed securities.
•Deposits totaled $159.94 billion at June 30, 2025, an increase of $610 million since March 31, 2025 (1.5% annualized growth). Deposit growth was mainly attributable to the following:
◦SVB Commercial segment growth of $778 million.

◦Corporate growth of $746 million, mostly concentrated in the Direct Bank.
◦General Bank segment decline of $810 million, mostly related to declines in the Branch Network and Wealth due to seasonal tax outflows, and lower net growth.
◦Commercial Bank segment deposits decreased $95 million.
•Noninterest-bearing deposits represented 25.6% of total deposits as of June 30, 2025 and March 31, 2025. The cost of average total deposits was 2.27% for the current quarter, compared to 2.32% for the linked quarter.
•Funding mix remained stable with 80.8% of total funding composed of deposits.

PROVISION FOR CREDIT LOSSES AND CREDIT QUALITY
•Provision for credit losses totaled $115 million for the current quarter compared to $154 million for the linked quarter. The current quarter provision for credit losses included a provision for loan and lease losses of $111 million and a provision for off-balance sheet credit exposure of $4 million.
◦The provision for loan and lease losses for the current quarter was $111 million compared to $148 million for the linked quarter. The $37 million decrease in the provision for loan and lease losses was mainly attributable to a decrease in net charge-offs of $25 million, along with the impact of an $8 million reserve release in the current quarter compared to a $4 million reserve build in the linked quarter.
◦The provision for off-balance sheet credit exposure for the current quarter was $4 million compared to $6 million for the linked quarter, a decrease of $2 million.
•Net charge-offs were $119 million for the current quarter, representing 0.33% of average loans, compared to $144 million, or 0.41% of average loans, for the linked quarter. The $25 million decrease was primarily related to lower net charge-offs in the SVB Commercial segment and the Commercial Bank segment.
•Nonaccrual loans were $1.32 billion, or 0.93% of loans, at June 30, 2025, compared to $1.21 billion, or 0.85% of loans, at March 31, 2025. The increase was mainly due to one individually evaluated nonaccrual credit in the SVB Commercial segment.
•The allowance for loan and lease losses totaled $1.67 billion, a decrease of $8 million from the linked quarter, as decreases related to Hurricane Helene, other credit quality improvements, and a modest shift in our weighting from the downside to baseline economic scenario were partially offset by higher specific reserves for individually evaluated loans. The allowance for loan and lease losses as a percentage of loans was 1.18% at June 30, 2025, compared to 1.19% at March 31, 2025.

CAPITAL AND LIQUIDITY
•Capital ratios are well above regulatory requirements. The estimated total risk-based capital, Tier 1 risk-based capital, Common equity Tier 1 risk-based capital, and Tier 1 leverage ratios were 14.25%, 12.63%, 12.12%, and 9.64%, respectively, at June 30, 2025.
•During the current quarter, we repurchased 338,959 shares of our Class A common stock for $613 million and paid a dividend of $1.95 per share on our Class A and Class B common stock. Shares repurchased during the current quarter represented 2.73% of Class A common shares and 2.53% of total Class A and Class B common shares outstanding at March 31, 2025. From inception of the Share Repurchase Program announced in July 2024 (“2024 SRP”) through June 30, 2025, we have repurchased 1,456,283 shares of our Class A common stock for $2.89 billion, representing 10.77% of Class A common shares and 10.02% of total Class A and Class B common shares outstanding as of June 30, 2024. The total capacity remaining under the 2024 SRP was $611 million as of June 30, 2025. Additionally, the entire $4 billion capacity remains under the Share Repurchase Program announced on July 25, 2025 (“2025 SRP”).
•Liquidity position remains strong as liquid assets were $63.62 billion at June 30, 2025, compared to $62.79 billion at March 31, 2025.

EARNINGS CALL/ WEBCAST DETAILS
BancShares will host a conference call to discuss the company's financial results on Friday, July 25, 2025, at 9 a.m. Eastern time.
The call may be accessed via webcast on the company’s website at ir.firstcitizens.com or through the dial-in details below:
North America: 1-833-470-1428
All other locations: 1-929-526-1599
Access code: 819036

Our earnings release, investor presentation, and financial supplement are available at ir.firstcitizens.com. In addition, these materials will be furnished to the Securities and Exchange Commission (the “SEC”) on a Form 8-K and will be available on the SEC website at www.sec.gov. After the event, a replay of the call will be available via webcast at ir.firstcitizens.com.

ABOUT FIRST CITIZENS BANCSHARES
First Citizens BancShares, Inc. (Nasdaq: FCNCA), a top 20 U.S. financial institution with more than $200 billion in assets and a member of the Fortune 500TM, is the financial holding company for First-Citizens Bank & Trust Company (“First Citizens Bank”). Headquartered in Raleigh, N.C., First Citizens Bank has built a unique legacy of strength, stability and long-term thinking that has spanned generations. First Citizens offers an array of general banking services including a network of branches and offices nationwide; commercial banking expertise delivering best-in-class lending, leasing and other financial services coast to coast; innovation banking serving businesses at every stage; personalized service and resources to help grow and manage wealth; and a nationwide direct bank. Discover more at firstcitizens.com.

FORWARD-LOOKING STATEMENTS
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans, asset quality, future performance, and other strategic goals of BancShares. Words such as “anticipates,” “believes,” “estimates,” “expects,” “predicts,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will,” “potential,” “continue,” “aims” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BancShares’ current expectations and assumptions regarding BancShares’ business, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect BancShares’ future financial results and performance and could cause actual results, performance or achievements of BancShares to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, general competitive, economic (including the imposition of tariffs or trade barriers on trading partners), political (including the makeup of the U.S. Congress and Trump administration), geopolitical events (including conflicts in Ukraine and the Middle East), natural disasters and market conditions, including changes in competitive pressures among financial institutions and the impacts related to or resulting from previous bank failures, the risks and impacts of future bank failures and other volatility in the banking industry, public perceptions of our business practices, including our deposit pricing and acquisition activity, the financial success or changing conditions or strategies of BancShares’ vendors or customers, including changes in demand for deposits, loans and other financial services, fluctuations in interest rates, changes in the quality or composition of BancShares’ loan or investment portfolio, actions of government regulators, including interest rate decisions by the Board of Governors of the Federal Reserve Board (the “Federal Reserve”), changes to estimates of future costs and benefits of actions taken by BancShares, BancShares’ ability to maintain adequate sources of funding and liquidity, the potential impact of decisions by the Federal Reserve on BancShares’ capital plans, adverse developments with respect to U.S. or global economic conditions, including significant turbulence in the capital or financial markets, the impact of any sustained or elevated inflationary environment, the impact of any cyberattack, information or security breach, the impact of implementation and compliance with current or proposed laws (including the 2025 U.S. budget reconciliation legislation), regulations and regulatory interpretations, including potential increased regulatory requirements, limitations, and costs, such as FDIC special assessments, increases to FDIC deposit insurance premiums and the proposed interagency rule on regulatory capital, along with the risk that such laws, regulations and regulatory interpretations may change, the availability of capital and personnel, and the risks associated with BancShares’ previous acquisition transactions, including the acquisition of certain assets and liabilities of Silicon Valley Bridge Bank, N.A. and the previously completed merger with CIT Group Inc., or any future transactions.

BancShares’ 2024 SRP allows BancShares to repurchase shares of its Class A common stock through 2025. After completion of maximum repurchases under the 2024 SRP, BancShares’ 2025 SRP allows BancShares to repurchase shares of its Class A common stock through 2026. BancShares is not obligated under the 2024 SRP or the 2025 SRP to repurchase any minimum or particular number of shares, and repurchases may be suspended or discontinued at any time (subject to the terms of any Rule 10b5-1 plan in effect) without prior notice. The authorizations to repurchase Class A common stock will be utilized at management’s discretion. The actual timing and amount of Class A common stock that may be repurchased under the 2024 SRP or the 2025 SRP will depend on a number of factors, including the terms of any Rule 10b5-1 plan then in effect, price, general business and market conditions, regulatory requirements, and alternative investment opportunities or capital needs.

Except to the extent required by applicable laws or regulations, BancShares disclaims any obligation to update forward-looking statements or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Additional factors which could affect the forward-looking statements can be found in BancShares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and its other filings with the SEC.
NON-GAAP MEASURES
Certain measures in this release, including those referenced as “adjusted” or “excluding PAA,” are “non-GAAP,” meaning they are numerical measures of BancShares’ financial performance, financial position or cash flows that are not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”) because they exclude or include amounts or are adjusted in some way so as to be different than the most direct comparable measures calculated and presented in accordance with GAAP in BancShares’ statements of income, balance sheets or statements of cash flows and also are not codified in U.S. banking regulations currently applicable to BancShares. BancShares management believes that non-GAAP financial measures, when reviewed in conjunction with GAAP financial information, can provide transparency about or an alternative means of assessing its operating results, financial position or cash flows to its investors, analysts and management. These non-GAAP measures should be considered in addition to, and not superior to or a substitute for, GAAP measures. Each non-GAAP measure is reconciled to the most comparable GAAP measure in the non-GAAP reconciliation. This information can be found in the Financial Supplement located in the Quarterly Results section of our website at https://ir.firstcitizens.com/financial-information/quarterly-results/default.aspx.